UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 19, 2008

ChoicePoint Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-13069	58-2309650
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

1000 Alderman Drive

Alpharetta, Georgia 30005

(Address of principal executive offices, including zip code)

(770) 752-6000

(Registrant’s telephone number, including area code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Effective September 19, 2008 ChoicePoint Inc. (“ChoicePoint” or the “Company”) was acquired by Reed Elsevier Group plc (“Reed Elsevier”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 20, 2008, by and among ChoicePoint, Reed Elsevier and Deuce Acquisition Inc., a Georgia corporation and an indirectly wholly owned subsidiary of Reed Elsevier (“Merger Sub”). On September 19, 2008, Merger Sub merged with and into ChoicePoint (the “Merger”) with ChoicePoint surviving the Merger as a wholly owned subsidiary of Reed Elsevier (the “Surviving Corporation”). As a result of the Merger, all of the outstanding shares of ChoicePoint common stock, par value $0.10 per share (the “Shares”), were converted into the right to receive $50.00 per share in cash, without interest and less any applicable withholding taxes. The aggregate consideration for the Merger, including payment to equity-based award holders, was approximately $4.03 billion.

The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed by ChoicePoint as Exhibit 2.1 to its Current Report on Form 8-K filed on February 22, 2008 and is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information disclosed under Item 2.01 above is hereby incorporated by reference.

As a result of the Merger, ChoicePoint will no longer remain a company listed on the New York Stock Exchange (“NYSE”). Accordingly, following the completion of the Merger, on September 19, 2008, at Reed Elsevier’s request, NYSE filed with the Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 in order to effect the delisting of the Shares from NYSE. Additionally, ChoicePoint intends to file with the SEC a Certification on Form 15 under the Exchange Act requesting that the Shares be deregistered and that ChoicePoint’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 5.01.	Change in Control of Registrant.

The information disclosed under Item 2.01 above is hereby incorporated by reference.

Pursuant to the Merger Agreement, on September 19, 2008, at the effective time of the Merger (the “Effective Time”), all of the Shares ceased to be outstanding, were cancelled and ceased to exist, and Reed Elsevier became the sole shareholder of the Surviving Corporation by virtue of the Merger. The aggregate consideration for the Merger, including payment to equity-based award holders, was funded by debt financing arranged by J.P. Morgan plc, Morgan Stanley Bank International Limited and UBS Limited.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, immediately prior to the Effective Time, each of the ten directors of ChoicePoint – Derek V. Smith, Douglas C. Curling, Dr. John J. Hamre, Kenneth G. Langone, John B. McCoy, Terrence Murray, Ray M. Robinson, Charles I. Story, M. Anne Szostak and E. Renae Conley – resigned as a director of ChoicePoint. Each director of ChoicePoint resigned pursuant to the Merger Agreement, and none of the directors of ChoicePoint resigned from the board of directors because of any disagreements relating to ChoicePoint’s operations, policies or practices.

Pursuant to the Merger Agreement, at the Effective Time, the directors of Merger Sub immediately prior to the Effective Time, James M. Peck, Kenneth E. Fogarty, Henry Z. Horbaczewski, Kenneth R. Thompson II, David T. Lee and Andrew Prozes became the directors of the Surviving Corporation.

As a consequence of the Merger, immediately prior to the Effective Time, each of the officers of ChoicePoint resigned in their individual capacity and, at the Effective Time, James M. Peck became the Chief Executive Officer and President and a Director, Rick Trainor became the Chief Operating Officer, Kim Riley became the Corporate Controller and David Trine became the Chief Financial Officer of the Surviving Corporation, in each case, to hold office until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

Mr. Peck, age 45, is and has been the CEO of LexisNexis Risk & Information Analytics Group for the past five years. Mr. Trainor, age 43, is the Vice President of Data Services and Content of Risk & Information Analytics Group for the LexisNexis Group, a division of Reed Elsevier, a position he has held since September 2004. From January 2002 until September 2004, Mr. Trainor was Vice President of Content for Seisint, which was purchased by LexisNexis in 2004. Ms. Riley, age 50, is and has been the Corporate Controller of LexisNexis Group, a division of Reed Elsevier Inc., for the past five years. Mr. Trine, age 48, is and has been the Chief Financial Officer of ChoicePoint Inc. since October, 2005 and is currently Chief Financial Officer of LexisNexis Risk & Information Analytics Group and prior to that time was Treasurer and Corporate Controller of ChoicePoint Inc. from February, 2000 until October, 2005.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, at the Effective Time, ChoicePoint’s articles of incorporation as in effect immediately prior to the Effective Time were amended and restated and became the articles of incorporation of the Surviving Corporation (the “Fourth Amended and Restated Articles of Incorporation”). Additionally, pursuant to the Merger Agreement, at the Effective Time, the by-laws of ChoicePoint as in effect immediately prior to the Effective Time were amended and restated (the “Second Amended and Restated By-laws”).

Copies of the Fourth Amended and Restated Articles of Incorporation and the Second Amended and Restated By-laws are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Fourth Amended and Restated Articles of Incorporation of ChoicePoint Inc.

3.2	Second Amended and Restated By-Laws of ChoicePoint Inc.

Forward-Looking Statements

This Form 8-K and Exhibit 99.1 furnished herewith contain forward-looking statements that are made pursuant to the provisions of Section 21E of the Securities Exchange Act. These forward-looking statements involve a number of risks and uncertainties. Investors are cautioned that statements in this release that are not strictly historical statements constitute forward-looking statements. It is important to note that the Company’s performance, and actual results, financial condition or business could differ materially from those expressed in the forward-looking statements. The words “may”, “could”, “would”, “should”, “outlook”, “positions us”, “guidance”, “expects”, “estimates”, “intends”, “plans”, “projects”, “anticipates”, “believes”, “predicts”, “potential” or the negative of these words, variations thereof or similar expressions are intended to identify such forward-looking statements.

You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements. These risks and uncertainties include, but are not limited to, the following important factors: the results of our ongoing review of fraudulent data access and other events, the results of litigation or government proceedings, demand for the Company’s services, product development, maintaining acceptable margins, the continued revenue decline from customers in the sub-prime mortgage lending industry, maintaining our data supply, maintaining secure systems including personal privacy systems, our ability to minimize system interruptions, our ability to control costs, the impact of federal, state and local regulatory requirements on the Company’s business, privacy matters and any federal or state legislative responses to identify theft concerns, the impact of competition and customer consolidations, our ability to continue our long-term business strategy, our ability to attract and retain qualified personnel, and the uncertainty of economic conditions in general.

Additional discussion of these and other factors affecting the Company’s business is contained in the Company’s periodic filings with the SEC. The Company undertakes no obligation to update forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results, financial condition or business over time.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHOICEPOINT INC.

Date: September 22, 2008	By:	/s/ Kenneth R. Thompson, II
Kenneth R. Thompson, II
General Counsel, Vice President and Secretary